FORM 8-K


SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 27, 2004

CHECKERS DRIVE-IN RESTAURANTS, INC.
(Exact name of registrant as specified in charter)

DELAWARE                  0-19649               58-1654960
(State or other         (Commission           (IRS Employer
jurisdiction of          File Number)      Identification No.)

4300 WEST CYPRESS STREET, SUITE 600, TAMPA FLORIDA 33607
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code
(813) 283-7000

Former name or former address (if changed since last report)
NOT APPLICABLE

Item 9.  	REGULATION FD DISCLOSURE.

On May 27, 2004, the Registrant issued
a news release entitled "CHECKERS ANNOUNCES
INCREASE TO STOCK REPURCHASE", a copy of which is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the
Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHECKERS DRIVE-IN RESTAURANTS, INC.



By:_________________________________
Name:   Keith E. Sirois
Title:  Director, CEO and President
Dated:  May 27, 2004




EXHIBIT INDEX

Exhibit Number	Description

99.1		Press Release, dated May 27, 2004

Exhibit 99.1

CHECKERS DRIVE-IN RESTAURANTS, INC.

4300 West Cypress Street, Suite 600,
Tampa, Florida 33607
* (813) 283-7000 * (813) 283-7001

CONTACT:	S. Patric Plumley
		Chief Financial Officer
		813-283-7000

CHECKERS ANNOUNCES INCREASE TO STOCK REPURCHASE

Tampa, FL - May 27, 2004 - Checkers Drive-In
Restaurants, Inc. (NASDAQ: CHKR) today
announced that its Board of Directors has approved an increase of 500,000 shares in its previously announced share repurchase program of March 19, 2003, which now authorizes the Company to repurchase up to a total of 1.8 million shares of its common stock under the program. Per the previously announced plan, the Company may purchase common stock from time to time in the open market or in privately negotiated block purchase transactions. The amount and timing of any purchases will be at the discretion of management based on an assessment of several factors, including the price and availability of the Company's shares, the Company's financial condition and the overall market environment. Shares repurchased may be reserved for later reissue. As of May 26, 2004 the Company had repurchased a total of 904,067 shares pursuant to the plan and as of May 26, 2004, the Company had 11,999,505 shares of common stock outstanding.

About Checkers Drive-In Restaurants, Inc.

Checkers is headquartered in Tampa, Florida.
For more information about the Company,
please visit www.checkers.com.

Except for historical information, this
announcement contains "forward-looking"
and "Safe Harbor" statements within the
meaning of Section 27A of the Securities
Act of 1933, as amended, Section 21E of
the Securities Exchange Act of 1934, as
amended and the Private Securities Litigation
Reform Act of 1995. These forward-looking and
Safe Harbor statements reflect management's expectations based upon currently available information and data; however, actual results are subject to future events and uncertainties, which could cause actual results to materially differ from those projected in these statements.
Factors that can cause actual results to materially differ include, but are not limited to: the uncertainties associated with litigation; increased advertising, promotions and discounting by competitors which may adversely affect sales;
the ability of the Company and its franchisees to open new restaurants and operate new and existing restaurants profitability; increases in food, labor, utilities, employee benefits and similar costs; economic and political conditions where the Company or its franchisees operate; and new product and concept developments by food industry competitors. Further information regarding factors that could affect the Company's financial and other results is included in the Company's
Forms 10Q and 10K, filed with the Securities and Exchange Commission.